Virtus Bond Fund,

a series of Virtus Opportunities Trust

Supplement dated October 5, 2012 to the Summary Prospectus and Statutory Prospectus

dated January 31, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective October 3, 2012, a number of modifications affecting the Virtus Bond Fund have taken place. These changes are described more fully below.

—	The fund’s portfolio management strategies and risks have been modified.

Accordingly, the disclosure under “Principal Investment Strategies” in the fund’s summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following:

The fund seeks to generate high total return from both current income and capital appreciation by investing primarily in intermediate-term debt securities across 14 fixed income sectors. The fund seeks to achieve its objective by applying a time-tested approach of active sector rotation, extensive credit research and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets.

Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers, to include some or all of the following:

>	Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities;

>	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions;

>	Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization; and

>	High-yield debt instruments, including bank loans (which are generally floating-rate).

The disclosure under “Principal Risks” in the fund’s summary prospectus and the summary section of the statutory prospectus is hereby modified to add the following:

>	Emerging Market Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

>	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

>	Loan Participation Risk. The risk that there may not be a readily available market for loan participation interests and, in some cases, the fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.

The disclosure under “Principal Investment Strategies” on page 110 of the fund’s statutory prospectus is hereby replaced with the following:

Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers. The fund’s average duration will be similar to that of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. At least 65% of the fund’s assets will be invested in investment-grade securities, which are securities rated, at the time of investment, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality. The fund may invest up to 35% of its total assets in securities rated below investment grade at time of purchase. The fund may continue to hold securities whose credit quality falls below investment grade.

The fund seeks to achieve its objective by applying a time-tested approach and extensive credit research designed to capitalize on opportunities across undervalued areas of the bond markets. Under normal circumstances, the fund’s investments will include some or all of the following:

—

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities;

—	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

—	Investment grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), including short-term securities; and

—	High-yield debt instruments, including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.

The fund employs active sector rotation and disciplined risk management to portfolio construction. The fund seeks diversification among various sectors of the fixed income markets, which, as of the date of this Prospectus, may include some or all of the following: corporate investment grade; corporate high yield; bank loans; non-agency commercial mortgage-backed securities (“CMBS”); agency and non-agency residential mortgage-backed securities (“RMBS”); non-U.S. dollar securities; emerging market high yield; Yankee investment grade bonds; asset-backed securities; taxable municipal bonds; tax-exempt municipal bonds; and securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities, or instrumentalities.

The fund’s investable assets are typically allocated among various sectors of the fixed income market using a top-down, relative value approach that looks at factors such as yield and spreads, supply and demand, investment environment, and sector fundamentals. The subadviser then selects particular investments using a bottom-up, fundamental research-driven analysis that includes assessment of credit risk, company management, issue structure, technical market conditions, and valuations. Securities selected for investment are those that the subadviser believes offer the best potential to achieve the fund’s investment objective of providing a high level of total return, including a competitive level of current income. The subadviser seeks to adjust the proportion of fund investments primarily in the sectors described above and the selections within sectors to obtain higher relative returns. The subadviser regularly reviews the fund’s portfolio construction, endeavoring to minimize risk exposure by closely monitoring portfolio characteristics such as sector concentration and portfolio duration and by investing no more than 5% of the fund’s total assets in securities of any single issuer (excluding the U.S. government, its agencies, authorities or instrumentalities).

The fund manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the fund’s average duration is maintained at a level similar to that of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. As of September 30, 2012, the modified adjusted duration of the Barclays Capital U.S. Aggregate Bond Index was 4.85 years; the modified adjusted duration of the fund is expected to be similar in duration to the benchmark. Typically, for a fund maintaining a modified adjusted duration of 4.85 years, a one percent increase in interest rates would cause a 4.85% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 4.85%.

—	The following disclosure hereby replaces the current disclosure under “Portfolio Management” in the fund’s summary prospectus and in the summary section of the statutory prospectus:

➢	David L. Albrycht, CFA, Chief Investment Officer and Senior Portfolio Manager at Newfleet. Mr. Albrycht has served as a Portfolio Manager of the fund since October 2012.

➢	Christopher J. Kelleher, CFA, CPA, Managing Director and Senior Portfolio Manager at Newfleet. Mr. Kelleher has served as a Portfolio Manager of the fund since October 2012.

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Certain of the risks associated with the fund’s Principal Investment Strategies have changed. Accordingly, the table under “More Information About Risks Related to Principal Investment Strategies” on page 108 is hereby modified by adding an “x” in the following rows, thereby indicating that the named risk applies to the fund: Foreign Investing, Currency Rate, Emerging Market Investing and Loan Participations.

—	The table under “Newfleet” on page 157 regarding portfolio managers is amended by replacing the row pertaining to the fund with the following:

Virtus Bond Fund	David L. Albrycht, CFA (since October 2012) Christopher J. Kelleher, CFA, CPA (since October 2012)

—	The narrative under the table is amended by adding the following:

Christopher J. Kelleher, CFA, CPA. Mr. Kelleher is Managing Director and Senior Portfolio Manager (since January 2012) at Newfleet. Prior to joining Newfleet, Mr. Kelleher was retired for two years from Goodwin, where he was Managing Director and Senior Portfolio Manager (1997 to January 2010). Previously, he was an investment officer with Phoenix Life Insurance Company (1983 to 1997), formerly an affiliate of Goodwin and VIA. Mr. Kelleher also is co-portfolio manager for Virtus Balanced Fund and Virtus Low Duration Income Fund. He has more than 25 years of investment experience in all bond market sectors, including both publicly traded and private placements.

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The table under “Additional Investment Techniques” on page 128 is hereby modified by adding an “x” to the following rows, thereby indicating that the named technique may be used by the fund: Convertible Securities, Equity Securities, When-Issued and Delayed Delivery Securities and Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds. Additionally, the “x” in each of the following rows is hereby removed, thereby indicating that the named techniques are no longer “additional investment techniques” of the fund: Foreign Investing and Variable, Floating Rate and Variable Amount Securities.

All other disclosure concerning the fund, including fees and expenses, remains unchanged.

Investors should retain this supplement with the Summary Prospectus and the Statutory Prospectus for future reference.

VOT 8020/Bond PM&StratChanges (10/2012)